UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 1, 2007

Telzuit Medical Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

001-15034	01-0656115
(Commission File Number)	(IRS Employer Identification No.)

5422 Carrier Drive, Suite 306, Orlando, Florida	32819
(Address of Principal Executive Offices)	(Zip Code)

(407) 354-1222

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 1, 2007, Telzuit Medical Technologies, Inc. (the “Company”) amended its Articles of Incorporation to increase the number of authorized shares of the Company’s Common Stock, $.001 par value per share, from 100,000,000 shares to 125,000,000 shares.

A copy of the Articles of Amendment to the Company’s Articles of Incorporation is attached as Exhibit 3.1 to this Current Report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Articles of Amendment to Articles of Incorporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 6, 2007	TELZUIT MEDICAL TECHNOLOGIES, INC.

/s/ Warren D. Stowell
	Name:	Warren D. Stowell
	Title:	President

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EXHIBIT INDEX

Exhibit Number	Description
3.1	Articles of Amendment to Articles of Incorporation.

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